SECURITIES AND EXCHANGE COMMISSION


                                   Washington, D.C.  20549



                                          FORM 8-K

                                      CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)  	December 29, 1997



                                FORT HOWARD CORPORATION
               (Exact name of registrant as specified in its charter)


                                       Delaware
                  (State or other jurisdiction of incorporation)


                 0-20473	                      					39-1090992
        (Commission File Number)		   	(IRS Employer Identification Number)


               1919 South Broadway, Green Bay, Wisconsin 54304
       (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code  		(920) 435-8821

Item 5.	Other Events.

	As part of the integration of Fort Howard Corporation ("Fort Howard") with Fort
 James Corporation ("Fort James"), on December 29, 1997, Fort Howard merged with and into Fort James Operating Company, a Virginia corporation.  Fort Howard was and Fort James Operating Company is a wholly owned subsidiary of Fort James.
 In connection with the merger, Fort James Operating Company, Fort Howard and the respective Trustees entered into Supplemental Indentures pursuant to which Fort James Operating Company has assumed all of the obligations of
 Fort Howard with respect to the 8 1/4% Senior Unsecured Notes due February 1,
 2002, the 9% Senior Subordinated Notes due February 1, 2006, the 9 1/4% Senior
 Unsecured Notes due March 15, 2001, and the 10% Subordinated Notes due
 March 15, 2003, previously issued by Fort Howard and the Indentures under which such Notes were issued.

                                 SIGNATURES


	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FORT HOWARD CORPORATION



                                 By: /s/Clifford A. Cutchins, IV
                                       	Clifford A. Cutchins, IV
                                        Senior Vice President, General Counsel


Date:   January 12, 1998